UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 28, 2006
                                (AUGUST 14, 2006)


                       PAR PHARMACEUTICAL COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   FILE NUMBER 1-10827              22-3122182
(State or other jurisdiction of    (Commission File Number)        (IRS Employer
incorporation or organization)                               Identification No.)

300 TICE BOULEVARD, WOODCLIFF LAKE, NEW JERSEY                            07677
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (201) 802-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS.

     As previously reported, following the Company's July 5, 2006 announcement that it will restate certain of its previously disclosed financial statements, Par Pharmaceutical Companies, Inc. (the "Company") and certain of its executive officers were named as defendants in several purported shareholder class action lawsuits filed on behalf of certain purchasers of the common stock of the Company. On August 14, 2006, individuals claiming to be shareholders of the Company filed a derivative action in the U.S. District Court for the Southern District of New York, purportedly on behalf of the Company, against the current and certain former directors and certain current and former officers of the Company and the Company as a nominal defendant. The plaintiffs in this action allege that, among other things, the named defendants breached their fiduciary duties to the Company based on substantially the same factual allegations as the class actions referenced above. The plaintiffs also allege that certain of the defendants have been unjustly enriched based on their receipt of allegedly backdated options to purchase shares of common stock of the Company, and seek to require those defendants to disgorge profits made in connection with their exercise of such options. The Company and each of the individuals named as a defendant intend to vigorously defend against these allegations. At this time, the Company does not intend to file any additional Current Reports on Form 8-K describing additional lawsuits, if any, purporting class action or derivative status that may be filed based on allegations substantially similar to those contained in the actions described above.

     CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO THE EXTENT THAT ANY STATEMENTS MADE IN THIS CURRENT REPORT ON FORM 8-K CONTAIN INFORMATION THAT IS NOT HISTORICAL, SUCH STATEMENTS ARE ESSENTIALLY FORWARD-LOOKING AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, INCLUDING THE EXTENT AND IMPACT OF THE ACCOUNTING ISSUES AND RESTATEMENT DISCUSSED IN THE COMPANY'S CURRENT REPORTS ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ON JULY 6, 2006 AND JULY 24, 2006, AS WELL THE RISKS AND UNCERTAINTIES DISCUSSED FROM TIME TO TIME IN OTHER OF THE COMPANY'S FILINGS WITH THE SEC, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K. THE COMPANY CAN MAKE NO ASSURANCE AS TO (A) THE EXACT TIME PERIODS FOR OR AMOUNTS BY WHICH THE COMPANY WILL NEED TO RESTATE ITS FINANCIAL INFORMATION, (B) WHEN THE COMPANY WILL BE ABLE TO COMPLETE THE RESTATEMENT AND FILE RESTATED FINANCIAL STATEMENTS WITH THE SEC OR (C) THE POTENTIAL EFFECTS OF THE RESTATEMENT, INCLUDING THE EFFECTS OF ANY (I) DELAYS IN FILING SUCH RESTATED FINANCIAL STATEMENTS, (II) INVESTIGATIONS, INFORMAL OR OTHERWISE, CONDUCTED BY THE SEC OR OTHER ENTITIES OR (III) LAWSUITS, INCLUDING THE SUITS MENTIONED ABOVE, FILED AGAINST THE COMPANY. ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CURRENT REPORT ON FORM 8-K ARE MADE AS OF THE DATE HEREOF ONLY, BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE HEREOF, AND, SUBJECT TO ANY APPLICABLE LAW TO THE CONTRARY, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 28, 2006


                                PAR PHARMACEUTICAL COMPANIES, INC.
                                --------------------------------------------
                                               (Registrant)



                                        /s/ THOMAS HAUGHEY
                                --------------------------------------------
                                Name:   Thomas Haughey
                                Title:  Executive Vice President and General
                                        Counsel